REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 31, 1998, by and among COMPU-DAWN, INC., a corporation organized under the laws of the State of Delaware (the "Company"), and the undersigned (together with affiliates, the "Initial Investors").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement of even date herewith by and between the Company and the Initial Investors (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) Three Thousand Two Hundred Fifty (3,250) shares of its Series A Convertible Preferred Stock (the "Preferred Stock") that are convertible into shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designations, Rights and Preferences with respect to such Preferred Stock (the "Certificate of Designation"); and (ii) Three Hundred Twenty Seven Thousand One Hundred Three (327,103) shares of Common Stock issued at the closing under the Securities Purchase Agreement (the "Common Shares") and (iii) warrants to acquire Ninety Thousand Two Hundred Seven (90,207) shares of Common Stock (the "Warrants"); and

         B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:


         1.       DEFINITIONS.

          a. As used in this Agreement, the following terms shall have the following meanings:

               (i) "Investors" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.



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               (ii)  "register,"  "registered,"  and  "registration"  refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the
          declaration  or  ordering  of  effectiveness   of  such   Registration
          Statement by the United States Securities and Exchange Commission (the "SEC").

               (iii) "Registrable Securities" means the Conversion Shares, the Common Shares and the Warrant Shares (including (A) any Conversion Shares issuable with respect to the Damages Amount or with respect to Conversion Default Payments under the Certificate of Designation or in redemption of any Preferred Stock and (B) any Warrant Shares issuable with respect to Exercise Default Payments under the Warrants) issued or issuable with respect to the Preferred Stock and the Warrants, and any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing.

               (iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

          b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.

          a. Mandatory Registration. The Company shall prepare and, on or before the seventy-fifth (75th) day following the Closing Date (the "Filing Date"), file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the resale of all of the Registrable Securities, subject to the consent of the Initial Investors (as determined pursuant to Section 11(j) hereof)) covering the resale of at least 1,624,740 Registrable Securities which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers the resale of such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of reductions in the Conversion Price of the Preferred Stock in accordance with the terms thereof (including, but not limited to, the terms which cause the Variable Conversion Price to decrease to the extent the Closing Bid Price of the Common Stock decreases). The Registrable Securities initially set forth in such Registration Statement shall be allocated to the Investors as set forth in Section 11(k) hereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval
     of) the Initial Investors and their counsel prior to its filing or other submission.



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          b. Underwritten  Offering.  If any offering pursuant to a Registration
     Statement   pursuant  to  Section  2(a)  hereof  involves  an  underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Investors, shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investors elect not to participate in such underwritten offering, the Registration Statement covering all of the Registrable
     Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investors participating in such underwritten offering and the Investors electing not to participate in such underwritten offering (including, without limitation, the ability of nonparticipating Investors to sell from time to time and at any time during the effectiveness of such Registration Statement).

          c. Payments by the Company. The Company shall cause the Registration Statement required to be filed pursuant to Section 2(a) hereof to become effective as soon as practicable, but in no event later than the one hundred and fiftieth (150th) day following the date hereof (the "Registration Deadline"). If (i) (A) the Registration Statement required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the SEC on or before the Filing Date or (B) any Registration Statement required to be filed by the Company pursuant to Section 3(b) hereof is not filed with the SEC within twenty (20) days after the applicable Registration Trigger Date (as defined in Section 3(b) hereof), or (ii) (A) the Registration Statement required to be filed by the Company pursuant to
     Section 2(a) hereof is not declared effective by the SEC on or before the Registration Deadline or (B) any Registration Statement required to be filed by the Company pursuant to Section 3(b) hereof is not declared effective by the SEC within sixty (60) days after the applicable Registration Trigger Date, or (iii) if, subject to Section 3(c) hereof, after any such Registration Statement has been declared effective by the SEC, sales of all of the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3(b) hereof) cannot be made pursuant to such Registration Statement (by reason of a stop order or the Company's failure to update the Registration Statement or any other reason outside the control of the Investors) or (iii) the Common Stock is not listed or included for quotation on the American Stock Exchange (the "AMEX"), the New York Stock Exchange (the "NYSE"), the Nasdaq National Market ("NNM"), the Nasdaq SmallCap Market (the "SmallCap") or in the over-the-counter market on the electronic bulletin board (the "Bulletin Board") at any time after the initial Registration Deadline hereunder or trading in the Common Stock on the AMEX, the NYSE, the NNM, the SmallCap or the Bulletin Board, as applicable, is suspended for more than three consecutive trading days, (iv) the Company fails to file a request for acceleration of effectiveness of any Registration Statement required hereunder within five days of receipt of notification from the SEC that the SEC will not be reviewing such Registration Statement, or (v) the right of an Investor to convert the Preferred Shares held by such Investor under the Securities Purchase Agreement or Certificate of Designation is suspended for any reason, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this
     Section 2(c) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each Investor an amount equal to the product of (i) the


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     aggregate  Purchase  Price of the  Preferred  Stock,  the Common Shares and
     Warrants held by such Investor (including, without limitation, Preferred Stock that has been converted into Conversion Shares and Warrants that have been exercised for Warrant Shares then held by such Investor) (the "Aggregate Share Price"), multiplied by (ii) twenty thousandths (.020), for each thirty (30) day period (or portion thereof) (A) after the Filing Date and prior to the date the Registration Statement required to be filed pursuant to Section 2(a) hereof is filed with the SEC, (B) after the twentieth (20th) day following a Registration Trigger Date and prior to the date on which the Registration Statement required to be filed pursuant to
     Section 3(b) hereof is filed with the SEC, (C) after the Registration Deadline and prior to the date the Registration Statement required to be filed pursuant to Section 2(a) hereof is declared effective by the SEC, (D) after the sixtieth (60th) day following a Registration Trigger Date and prior to the date the Registration Statement required to be filed pursuant to Section 3(b) hereof is declared effective by the SEC, (E) during which sales of any Registrable Securities cannot be made pursuant to any such Registration Statement after the Registration Statement has been declared effective, except during any Disclosure Delay Period (as hereinafter defined), and (F) during which the Common Stock is not listed or included for quotation on the NNM, SmallCap, NYSE or AMEX after the Registration Deadline or suspended for more than three consecutive trading days; provided, however, that there shall be excluded from each such period any delays which are solely attributable to changes required by the Investors in the Registration Statement with respect to information relating to the
     Investors,   including,   without  limitation,   changes  to  the  plan  of
     distribution. (For example, if the Registration Statement is not effective by the Registration Deadline, the Company would pay $200 for each thirty
     (30) day period thereafter with respect to each $10,000 of Aggregate Share Price until the Registration Statement becomes effective) and, further provided, however, that no amount shall be payable hereunder in the case of any period referred to in subparagraph (A) above if the Registration
     Statement is declared effective by the SEC on or before the Registration Deadline. Such amounts shall be paid in cash or, at each Investor's option, may be convertible into Common Stock at the "Conversion Price" (as defined in the Certificate of Designation) then in effect. Any shares of Common
     Stock  issued  upon   conversion  of  such  amounts  shall  be  Registrable
     Securities. If the Investor desires to convert the amounts due hereunder into Registrable Securities it shall so notify the Company in writing within two (2) business days after the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth under Article IV of the Certificate of Designation) beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty
     (30)  day  period;  provided,   however,  that  any  amount  payable  under
     subparagraph (A) above shall not be payable prior to the Registration Deadline and that, if any such amount is thereafter payable, it shall be payable in accordance with the requirements of this paragraph.

          d. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or


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     business or equity  securities  issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within fifteen (15) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in
     connection   with  any   underwritten   public   offering,   the   managing
     underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit (limited to zero if necessary). Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by
     reason  of  demand  registration   rights.  No  right  to  registration  of
     Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this
     Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable
     Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

          e. Eligibility for Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Initial Investors and any other Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

          f. Rule 416. The Company and the Investors each acknowledge that an indeterminate number of Registrable Securities shall be registered pursuant to Rule 416 under the Securities Act so as to include in such Registration Statement any and all Registrable Securities which may become issuable (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) by reason of reductions in the Conversion Price of the Preferred Stock in accordance with the terms thereof, including, but not limited to, the terms which cause the Variable Conversion Price to decrease to the extent the Closing Bid Price of the Common Stock decreases (collectively, the "Rule 416 Securities"). In this regard, the Company agrees to take all steps necessary to ensure that all Registrable Securities are registered pursuant to Rule 416 under


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     the Securities Act in such Registration Statement and, absent guidance from the SEC or other definitive authority to the contrary, the Company shall affirmatively support and not take any action adverse to the position that the Registration Statements filed hereunder cover all of the Rule 416 Securities. If the Company determines that the Registration Statements filed hereunder do not cover all of the Rule 416 Securities, the Company shall immediately provide to each Investor written notice (a "Rule 416 Notice") setting forth the basis for the Company's position and the authority therefor. The Company acknowledges that the number of shares of Common Stock initially included in such Registration Statement relating to the Registrable Securities represents a good faith estimate of the maximum number of shares issuable upon conversion of the Preferred Stock and exercise of the Warrants.

         3.       OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

          a. The Company shall prepare and file with the SEC the Registration Statement required by Section 2(a) as soon as practicable after the date hereof (but in no event later than the Filing Date) and shall cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Registration Deadline), and keep the Registration Statement effective pursuant to Rule 415 at all times, except during any Disclosure Delay Period, until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Investors) may be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act or any successor provision (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

          b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, except during any Disclosure Delay Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event
     (i) the Company delivers a Rule 416 Notice to the Investors or the Investors who hold a majority in interest of the Registrable Securities shall reasonably determine, or the SEC shall state formally or informally, that Rule 416 under the Securities Act does not permit a registration statement to cover securities which may become issuable upon conversion or exercise of convertible or exercisable securities by reason of reductions in the conversion or exercise price of such securities and (ii) the number of shares available under


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     a Registration Statement filed pursuant to this Agreement is, for any three
     (3) consecutive trading days (the last of such three (3) trading days being the "Registration Trigger Date"), insufficient to cover one hundred thirty-five percent (135%) of the Registrable Securities issued or issuable upon conversion (without giving effect to any limitations on conversion contained in Article IV.C of the Certificate of Designation) of the Preferred Stock and exercise of the Warrants (without giving effect to any limitations on exercise contained in Section 7 of the Warrants), the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover two hundred percent (200%) of the Registrable Securities issued or issuable (without giving effect to any limitations on conversion or exercise contained in the Certificate of Designation or the Warrants) as of the Registration Trigger Date, in each case, as soon as practicable, but in any event within twenty (20) days after the Registration Trigger Date (based on the market price then in effect of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. In the event the Company fails to obtain the effectiveness of any such Registration Statement within sixty (60) days after a Registration Trigger Date, each Investor shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a written notice to the Company (a "Mandatory Redemption Notice"), to require the Company to purchase for cash, at an amount per share equal to the Mandatory Redemption Amount (as defined in Article VIII.B of the Certificate of Designation), a portion of the Investor's Preferred Stock such that the total number of Registrable Securities included on the Registration Statement for resale by such Investor exceeds 135% of the Registrable Securities issued or issuable upon conversion (without giving effect to any limitations on conversion contained in Article IV.C of the Certificate of Designation) of such Investor's Preferred Stock and exercise of such Investor's Warrants. If the Corporation fails to redeem any of such shares within five (5) business days after its receipt of a Mandatory Redemption Notice, then such Investor shall be entitled to the remedies provided in
     Article VIII.C of the Certificate of Designation.

          c. If, at any time prior to the expiration of the Registration Period (as defined below), in the good faith reasonable judgment of the Company's Board of Directors, the disposition of Registrable Securities would require the premature disclosure of material non-public information which may reasonably be expected to have an adverse effect on the Company, then the Company shall not be required to maintain the effectiveness of or amend or supplement the Registration Statement for a period (a "Disclosure Delay Period") expiring upon the earlier to occur of (i) the date on which such material information is disclosed to the public or ceases to be material or
     (ii) subject to Section 3(d) hereof, up to forty-five (45) calendar days after the date on which the Company provides a notice to the Investors under Section 3(f) hereof stating that the failure to disclose such non-public information causes the prospectus included in the Registration Statement, as then in effect, to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. For the avoidance of doubt, in no event shall a Disclosure Delay Period exceed forty-five
     (45) calendar days.

          d. The Company will give prompt written notice, in the manner prescribed by Section 11 hereof, to the Investors of each Disclosure Delay Period. Advance notice of the


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     Disclosure  Delay  Period  shall  be given to the  extent  practicable.  If practicable, such notice shall estimate the duration of such Disclosure Delay Period. Each Investor agrees that, upon receipt of such notice prior to Investor's disposition of all such Registrable Securities, Investor will forthwith discontinue disposition of such Registrable Securities pursuant to the Registration Statement, and will not deliver any prospectus forming a part thereof in connection with any sale of such Registrable Securities until the expiration of such Disclosure Delay Period, provided, however, that an Investor may complete the disposition of any Registrable Securities which are the subject of a pending or outstanding conversion of shares of Preferred Stock or exercise of Warrants. In addition, the provisions of
     Section 2(c) hereof shall not apply to the Disclosure Delay Periods. Notwithstanding anything in this Section 3 to the contrary, there shall not be more than an aggregate of forty-five (45) calendar days in any twelve
     (12) month period during which the Company is in a Disclosure Delay Period.

          e. The Company shall furnish to each Investor whose Registrable Securities are included for resale in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of any Registration Statement or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          f. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
     (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or
     (e) make any change in its charter or bylaws, which in each case the Board of

     Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          g. In the event the Investors who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

          h. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

          i. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

          j. The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not request acceleration of the effectiveness of any Registration Statement without prior notice to such counsel.

          k. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          l. At the request of any Investor, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the Investors and in form, scope and substance as is customarily given in an underwritten public offering and (ii) in the case of an underwriting, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investors.

          m. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(m). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

          n. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement,
     (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction,
     (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          o. The Company shall use its best efforts to promptly either (i) cause all of the Registrable Securities covered by the Registration Statement for resale to be listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation of all of the Registrable Securities covered by the Registration Statement on the NNM or SmallCap and, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

          p. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

          q. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 1 and/or
     Exhibit 1A, as applicable.

          r. At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement; provided, however, that the Company shall only pay the costs and expenses relating to three (3) such amendments or supplements, and the Investor requesting any amendment or supplement in excess thereof shall pay the reasonable costs and expenses relating to the preparation of such amendment or supplement.

          s. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC.)

          t. The Company shall take all such other actions as any Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities.

          u. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under
     Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

         4.       OBLIGATIONS OF THE INVESTORS.

         In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

          b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the
     Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          c. In the event Investors holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

          d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(h) or 3(i), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering the resale of such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Sections 3(h) or 3(i) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          e.  No  Investor  may  participate  in any  underwritten  distribution
     hereunder   unless  such  Investor  (i)  agrees  to  sell  such  Investor's
     Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes, in a manner reasonably acceptable to the Company, and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

         5.       EXPENSES OF REGISTRATION.

         All  reasonable  expenses,   other  than  underwriting   discounts  and
commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 4, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the fees and disbursements contemplated by Section 3(m) hereof shall be borne by the Company. In addition, the Company shall pay all of the Investors' costs and expenses (including legal fees of one (1) firm or counsel) incurred in connection with the enforcement of the rights of the Investors hereunder.

         6.       INDEMNIFICATION.

         In the event any Registrable Securities are included for resale in a Registration Statement under this Agreement:

          a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and (ii) the directors, officers, partners, members, employees, agents and each person who controls any Investor within the meaning of
     Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC)
     or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other applicable securities law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
     Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
     Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(e) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

          b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of
     Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

          c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the
     Indemnified  Party,  as the  case  may be;  provided,  however,  that  such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investors if they hold Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7.       CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE EXCHANGE ACT.

         With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

          b. furnish to each Investor so long as such Investor owns shares of Preferred Stock, Warrants or Registrable Securities, promptly upon request,
     (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
     (iii) such other information as may be reasonably requested to permit the Investors to sell such securities under Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights of the Investors hereunder, including the right to have the Company register the resale of the Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of all or any portion of the shares of Preferred Stock, the Warrants or the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred


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



or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

         10.      AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Investors who hold a majority in interest of the Registrable Securities; provided, however, that no amendment hereto which restricts the ability of an Investor to elect not to participate in an underwritten offering shall be effective against any Investor which does not consent in writing to such amendment; provided, further, however, that no consideration shall be paid to an Investor by the Company in connection with an amendment hereto unless each Investor similarly affected by such amendment receives a pro-rata amount of consideration from the Company. Unless an Investor otherwise agrees, each amendment hereto must similarly affect each Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.      MISCELLANEOUS.

          a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                           COMPU-DAWN, INC.
                           77 Spruce Street
                           Cedarhurt, NY 11516
                           Attention: Chief Executive Officer
                           Telecopier: (516) 374-3410



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



                  with a copy to:

                          Certilman Balin Adler & Hyman, LLP
                          90 Merrick Avenue
                          East Meadow, NY 11554
                          Attention: Fred Skolnik, Esq. and Gavin C. Grusd, Esq.
                          Telecopier: (516) 296-7111




     and if to any Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          e. This Agreement, the Securities Purchase Agreement (including all schedules and exhibits thereto) and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile


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



     transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          j. All consents, approvals and other determinations to be made by the Investors or the Initial Investors pursuant to this Agreement shall be made by the Investors or the Initial Investors holding a majority in interest of the Registrable Securities (determined as if all shares of Preferred Stock and Warrants then outstanding had been converted into or exercised for Registrable Securities and by the inclusion of the Common Shares) held by all Investors or Initial Investors, as the case may be.

          k. The initial number of Registrable Securities included on any Registration Statement and each increase (if any) to the number of Registrable Securities included thereon shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, the number of Registrable Securities held by any Investor shall be determined as if all shares of Preferred Stock and Warrants then outstanding were converted into or exercised for Registrable Securities and by the inclusion of the Common Shares held by such Investor.

          l. For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.


                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS  WHEREOF,  the parties have caused this Agreement to be duly executed as of the date first above written.


                                   COMPU-DAWN, INC.

                                   By: /s/ Mark Honigsfeld
                                   Name: Mark Honigsfeld
                                   Its: Chief Executive Officer and
                                        Chairman of the Board



                                   INITIAL INVESTORS:


                                   JNC OPPORTUNITY FUND LTD.


                                   By: /s/ Thomas H. Davis
                                   Name: Thomas H. Davis
                                   Its: Director


                                   JNC STRATEGIC FUND LTD.


                                   By:  /s/ Thomas H. Davis
                                   Name:  Thomas H. Davis
                                   Its: Director



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